RightStart.com Inc.


                         SECURED CONVERTIBLE BRIDGE NOTE
                               PURCHASE AGREEMENT

            THIS SECURED CONVERTIBLE BRIDGE NOTE PURCHASE AGREEMENT (this "Agreement") is made as of the 22nd day of June, 2000, by and among
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RightStart.com Inc., a Delaware corporation (the "Company"), Fred Kayne,
                                                  -------
Kayne Anderson Capital Partners, L.P., Kayne Anderson Diversified Capital Partners, L.P., Arbco Associates, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Palomar Ventures I, L.P., Sierra Ventures VII, L.P., Sierra Ventures Associates VII, L.C.C. and Guidance Solutions, Inc. (each, an "Investor" and collectively, the
                                    --------
"Investors").

            THE PARTIES HEREBY AGREE AS FOLLOWS:
1.    PURCHASE AND SALE OF SECURITIES.

1.1 Sale and Issuance of Securities.

     Subject to the terms and conditions of this Agreement, the Investors agree to purchase the Company's 10% Secured Convertible Bridge Notes (the "Bridge Notes" or "Securities") in the aggregate principal amount of up to $1,662,914, as more specifically set forth below:

     (i) Fred Kayne agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $200,000 in aggregate principal amount of Bridge Notes.

     (ii) Kayne  Anderson  Capital  Partners,  L.P.  agrees to  purchase  at the
Closing, and the Company agrees to sell to such Investor at the Closing, $325,000 in aggregate principal amount of Bridge Notes.

     (iii) Kayne Anderson Diversified Capital Partners, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $100,000 in aggregate principal amount of Bridge Notes.

     (iv) Arbco Associates, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $200,000 in aggregate principal amount of Bridge Notes.

     (v) Kayne Anderson Non-Traditional Investments, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $100,000 in aggregate principal amount of Bridge Notes.

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     (vi) Kayne Anderson Offshore Limited agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $75,000 in aggregate principal amount of Bridge Notes.

     (vii) Sierra Ventures VII, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $441,408 in aggregate principal amount of Bridge Notes.

     (viii) Sierra Ventures Associates VII, L.L.C. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $44,141 in aggregate principal amount of Bridge Notes.

     (ix) Palomar Ventures I, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $121,691 in aggregate principal amount of Bridge Notes.

     (x) Guidance Solutions, Inc. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $52,631 in aggregate principal amount of Bridge Notes.



     Each of the Investors agrees to pay in cash by wire transfer of immediately available funds at Closing to the Company payment in full for the Bridge Notes so purchased by such Investor.

 1.2 Closing.

     The purchase and sale of the Bridge Notes shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, Los Angeles, California, at 10 a.m., on June 22, 2000, or at such other time and place as the Company and Investors shall mutually agree, either orally or in writing (which time and place are designated as the "Closing").

     Upon receipt of payment for the Bridge Notes at the Closing (in accordance with Section 1.1 above), the Company shall deliver to each Investor a Bridge Note (substantially in the form attached hereto as Exhibit A), which Bridge Note shall be convertible at the option of the holder thereof into the Company's common stock, par value $.01 per share (the "Common Stock"), in the aggregate principal amount purchased by such Investor.

2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each Investor that as of the date of this Agreement, except as set forth on a Schedule of Exceptions furnished to each Investor, which exceptions shall be deemed to supplement and inform the representations and warranties contained in this Agreement as if made hereunder:

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2.1 Organization; Good Standing; Qualification.

            The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement and the Bridge Notes, to issue and sell the Bridge Notes and to carry out the provisions of this Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

2.2 Authorization.

            All  corporate  action  on the part of the  Company,  its  officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Bridge Notes and the performance of all obligations of the Company hereunder and thereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement and the Bridge Notes, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) as to rights to indemnity and contribution that may be limited by applicable laws.

2.3 Valid Issuance of Securities.

     The Bridge Notes that are being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Bridge Notes has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Bridge Notes (and upon filing of an amendment to the Company's certificate of incorporation increasing the number of share of Common Stock authorized for issuance by the Company), will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable state and federal securities laws.

2.4  Governmental  Consents.

     No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's execution, delivery, or performance by it of its obligations under this Agreement or the offer, sale or issuance of the Bridge Notes by the Company, except (i) such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefore and (ii) such consents, approvals, qualifications, orders or authorizations that, if not obtained, could not reasonably be expected to have a material adverse effect on the Company.

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  2.5  Capitalization  and Voting Rights; Subsidiaries.

     The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

     (a) Preferred Stock. Five Million(5,000,000) shares of Preferred Stock, par value $.01, of which 3,333,333 shares have been designated Series A Preferred Stock, none of which are outstanding on the date of this Agreement.

     (b) Common Stock. Twenty Million (20,000,000) shares of Common Stock, of which 9,100,000 shares are issued and outstanding on the date of this Agreement.

     (c) The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

     Except for (i) the exercise privileges of the bridge warrants (the "Bridge Warrants") and contingent warrants (the "Contingent Warrants") (to the extent exercisable) issued pursuant to the Secured Bridge Note and Warrant Purchase Agreement (as amended, the "Note and Warrant Purchase Agreement") dated April 18, 2000 between the Company and the Investors listed therein, and (ii) the rights provided in the Investors' Rights Agreement, dated July 9, 1999 between the Company and the investors listed therein (the "Investors' Rights Agreement"), (iii) 1,822,500 options to purchase shares of the Company's Common Stock granted under the RightStart.com 1999 Stock Option Plan (the "Option Plan"), (iv) 182,000 shares of Common Stock issuable upon exercise of the warrants issued to affiliates of Digital Coast Partners (formerly CEA Montgomery Media L.L.C.), (v) 165,000 shares of Common Stock issuable upon exercise of the warrant issued to Sierra Ventures VII, L.P. and its affiliates and (vi) 136,500 shares of Common Stock issuable upon exercise of the warrants issued to Oxygen Media LLC and its affiliates, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition, the Company has reserved an additional 195,000 shares of its Common Stock for issuance upon exercise of options to be granted after the date hereof under the Option Plan. The Company is not a party or subject to any agreement that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company except under the agreements set forth on
Schedule 2.6 to the Schedule of Exceptions.

     The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association, or other business entity. The Company currently is not a participant in any joint venture, partnership, or similar arrangement (other than the transaction set forth or disclosed in this Agreement).

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2.6 Contracts and Other Commitments.

     The Company does not have and is not bound by any material contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than those that have been entered into in the ordinary course of business or are set forth on Schedule 2.6 of the Schedule of Exceptions.

2.7 Related-Party Transactions.

     No employee, officer, stockholder or director of the Company or member of his or her immediately family is indebted to the Company, nor is the Company indebted or committed to make loans, or other payments, or extend or guarantee credit to any of them, other than (i) indebtedness or commitments in an amount less than $10,000, (ii) for payment of salary for services rendered, (iii) reimbursement for reasonable expenses incurred on behalf of the Company, (iv) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company), (v) pursuant to the terms of a Management Services Agreement dated July 9, 1999 between The Right Start, Inc. ("TRS") and the Company (the "Management Services Agreement"), (vi) pursuant to the terms of an Intellectual Property Agreement dated July 9, 1999 between TRS and the Company (the "Intellectual Property Agreement"),(vii) pursuant to the terms of the Note and Warrant Purchase Agreement, the Security Agreement related thereto and the bridge notes, Bridge Warrants, and Contingent Warrants issued thereunder and (viii) those additional agreements set forth on Schedule 2.6 of the Schedule of Exceptions.

2.8   Registration Rights.

     Except as granted to Investors in connection with the transactions contemplated by this Agreement, the Note and Warrant Purchase Agreement for the Bridge Warrants and the Contingent Warrants (to the extent exercisable), the Subscription Agreement between the Company and Oxygen Media, LLC, dated as of December 30, 1999 (the "Oxygen Subscription Agreement") and the Investors'
Rights Agreement and the other agreements set forth on Schedule 2.7 to the Schedule of Exceptions, the Company is presently not under any obligation to file any registration statement under the Securities Act relating to any outstanding securities of the Company or to have any outstanding securities of the Company included in any registration statement filed or to be filed under the Securities Act.

2.9 Permits.

     The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as currently proposed to be conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. To its knowledge, Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

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2.10  Compliance With Other Instruments.

     The Company is not in violation or default (i) in any material respect of any provision of its Certificate of Incorporation, as amended through the date hereof (the "Certificate of Incorporation") or Bylaws, (ii) in any material respect of any provision of any material agreement, instrument, or contract to which it is a party or by which it is bound, or (iii) to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

2.11  Litigation.

     There is no litigation or governmental proceeding or investigation pending or, to the best of the knowledge of the Company, threatened by or against the Company which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company. Neither the Company, nor, to the best knowledge of the Company, any officer of the Company, is in default with respect to any material order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company.

2.12 Securities Act.

     Subject to the truth and accuracy of the Investor's representations set forth in this Agreement, the offer, sale and issuance of the Bridge Notes as set forth in this Agreement are exempt from the registration requirements of the Securities Act.

2.13  Title to Property and Assets; Leases.

     Except for (i) liens filed in connection with the bridge notes granted pursuant to the Note and Warrant Purchase Agreement, (ii) liens for current taxes not yet delinquent, (iii) liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, customs agents, materialmen and the like, (iv) liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (v) minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company has good and marketable title to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, free of any mortgages, pledges, charges, claims, liens, security interests or other encumbrances, except as could not reasonably be expected to have a material adverse effect on the Company. The Company enjoys peaceful and undisturbed possession under all leases under which it is the lessee, and all said leases are valid and subsisting and in full force and effect, subject to clauses (i)-(v) above, and except as would not have a material adverse effect on the Company.

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2.14  Guarantees; Accounting Systems.

     The Company is not a guarantor or indemnitor of any indebtedness of any other firm, person or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.15 Patents and Trademarks.

     To the best of its knowledge and except as set forth on Schedule 2.15, the Company owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trade names, franchises, copyrights, inventions and intellectual property rights (collectively, "Intellectual Property Rights") being used to conduct its business as now operated and as now proposed to be operated, except Intellectual Property Rights that could not reasonably be expected to have a material adverse effect on the Company; and to the best of the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not materially conflict with Intellectual Property Rights of others. The Company has not received any communications alleging that the Company has violated, or by conducting its business as proposed, would violate any of the Intellectual Property Rights of any other person or entity. The Company has no obligation to compensate any person for the use of any Intellectual Property Rights, except as required pursuant to the terms of the Intellectual Property Agreement, the agreement(s) between TRS and Guidance Solutions, Inc. regarding the development of the Company's web site and pursuant to business development or affiliation agreements. The Company has not granted to any person any license or right to use any Intellectual Property Rights of the Company except as required by the terms of the Intellectual Property Agreement and the agreement(s) between TRS and Guidance Solutions, Inc. regarding the development of the Company's web site and pursuant to business development or affiliation agreements.

2.16 Employees; Employee Compensation.

     To the best of the Company's knowledge, there is no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement other than the Company's 1999 Stock Option Plan. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. To the best knowledge of the Company, relations with employees of the Company are good.

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2.17  Taxes.

     The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that related solely to methods of accounting, depreciation, or amortization) that would have a material adverse effect on the business, properties, prospects, or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge.

2.18  Insurance.

     The Company carries or is covered by insurance covering its properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth on Exhibit D.

2.19  Environmental Compliance.

     To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

2.20  Books and Records.

     The books of account, ledgers, order books, records and documents of the Company accurately reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

2.21 Finders.

     The Company has not entered into any agreements for which the Company, its officers, directors, or the Investor will be liable for finders fees relating to the transactions set forth in this Agreement.

2.22 Investment Company.

     The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or the regulations promulgated thereunder.

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3.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     Each Investor hereby represents and warrants to the Company, separately and not jointly, that:

3.1   Authorization.

     The Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Investor.

3.2 Purchase  Entirely for Own Account.

     This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by its execution of this Agreement the Investor hereby confirms, that the Securities to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3   Reliance Upon Investors' Representations.

     The Investor understands that the Securities are not registered under the Securities Act on grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor has no such intention.

3.4 Receipt of Information.

     The Investor believes that it has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which it had access.

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3.5   Investment Experience.

     The Investor represents that it is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development as the Company and acknowledges that it is able to fend for itself, can bear the economic risk of the Investor's investment, and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents that it has not been organized for the purpose of acquiring the Securities.

3.6 Accredited Investor.

     (a)   The term "Accredited Investor" as used herein refers to:
                -------------------
     (i) A person or entity who is a director or executive officer of the Company;

     (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in
     Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Investors;

     (iii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

     (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation or reaching the same income level in the current year;

     (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

     (viii)  Any  entity  in  which  all of the  equity  owners  are  accredited
     Investors.

     As used in this Paragraph 3.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Paragraph 3.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the Investor should consider whether it should add any or all of the following items to the Investor's gross income for income tax purposes in order to reflect more accurately the Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

     (b) The Investor further represents to the Company that, except as otherwise disclosed to the Company in writing prior to the Investor's execution hereof, it is an Accredited Investor.

3.7   Restricted Securities

     The Investor understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

3.8   Legends.

     To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below:

     (a)   The following legend under the Securities Act:


            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) Any legend imposed or required by the Company's Bylaws or applicable state securities laws.

4.  CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING.

     The obligations of the Investors under subparagraph 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor that does not consent in writing thereto:

4.1 Representations and Warranties.

     The representations and warranties of the Company contained in Section 2 shall be true on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance.

     The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications.

     All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing.

4.4 Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors' counsel.

4.5 Other Agreements and Filings.

     The Company shall have executed and delivered the Security Agreement substantially in the form attached hereto as Exhibit B and the Subordination and Intercreditor Agreement in the form attached hereto as Exhibit C. The Company shall have filed UCC-1 financing statements with the Secretary of State of California, the Secretary of the Commonwealth of Pennsylvania and the Prothonotary of the Cumberland County Pennsylvania.

5.  Conditions of the Company's Obligations At Closing.

     The obligations of the Company to the Investors under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions by each of the Investors:

5.1 Representations and Warranties.

     The  representations  and warranties of each of the Investors  contained in
Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2 Qualifications.

     All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or the approval or authorization of any other entity that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing.

5.3 Other Agreements and Filings.

     Each of the holders of the Company's outstanding bridge notes issued pursuant to the Note and Warrant Purchase Agreement shall have executed and delivered the Intercreditor Agreement in the form attached hereto as Exhibit C.

6.  REGISTRATION RIGHTS.

     6.1 Demand Registration. If the Company shall receive at any time after its initial firm-commitment public offering (so long as such request is not within 180 days after the effective date of a registration statement filed by the Company covering an underwritten offering of an of its securities to the public) a written request from holders ("Holders") of shares of Common Stock issued or to be issued upon exercise of any Bridge Notes ("Bridge Stock") holding at least 666,667 shares of Common Stock, that the Company file a registration statement for its Common Stock, then the Company shall use commercially reasonable efforts to effect such registration, on Form S-3 or successor form replacing Form S-3, if practicable, as would permit or facilitate the sale and distribution of all or such portion of such Bridge Stock as is specified in such request. For purposes of this Agreement, the term "Restricted Securities" shall mean all Bridge Notes and Bridge Stock that bear the restrictive legend set forth in
Section 8 of the Bridge Notes.

     If the managing underwriter for the respective offering, if any, advises the Company in writing that the inclusion in such registration of some or all of the Bridge Stock sought to be registered by the Holder or Holders in its opinion will cause the proceeds or the price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Holders is too large a number to be reasonably sold, the number of securities sought to be registered for each Holder shall be reduced pro rata, in proportion to the number of securities sought to be registered by all Holders (including Holders requesting registration pursuant to registration rights granted under the Note and Warrant Purchase Agreement), to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "Recommended Number"), subject at all times to those registration rights granted to certain holders of the Company's securities set forth in the Investors' Rights Agreement, the Oxygen Subscription Agreement and the Registration Rights Agreement dated October 30, 1999 between the Company and Guidance Solutions, Inc. (the "Guidance Registration Rights Agreement").

     6.2 Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or the equivalent (otherwise than to register debt securities under Form S-3, or any comparable successor form), whether of its own accord or at the request of any holder or holders of such securities, it will each such time give written notice to all holders of outstanding Restricted Securities of its intention so to do.

     Upon the written request of a holder or holders of any such Restricted Securities given within 30 days after receipt of any such notice, the Company will use commercially reasonable efforts to cause all Bridge Stock, the holder or holders of which shall have so requested registration thereof, to be registered under the Securities Act pursuant to such registration statement, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Holder or Holders of the Bridge Stock so registered.

     If the managing underwriter for the respective offering, if any, advises the Company in writing that the inclusion in such registration of some or all of the Bridge Stock sought to be registered by the Holder or Holders in its opinion will cause the proceeds or the price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Holders is too large a number to be reasonably sold, the number of securities sought to be registered for each Holder shall be reduced pro rata, in proportion to the number of securities sought to be registered by all Holders (including Holders requesting registration pursuant to registration rights granted under the Note and Warrant Purchase Agreement) , to the extent necessary to reduce the number of securities to be registered to the Recommended Number, subject at all times to those registration rights granted to certain holders of the Company's securities set forth in the Investors' Rights Agreement, the Oxygen Subscription Agreement and the Guidance Registration Rights Agreement.

6.3 Registration Procedures.

     (a) If and  whenever  the  Company is required  by the  provisions  of this
Section 6 to use commercially reasonable efforts to effect the registration of any of the Bridge Stock under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible,

          (i) cooperate with any underwriters for, and the Holders of, such Brige Stock, and will enter into a usual and customary underwriting agreement with respect thereto (provided that the Company shall not be required to enter into more than two such underwriting agreements (one for a domestic offering and one for an international offering) in connection with any such registration) and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Bridge Stock in the manner contemplated by the related registration statement, in each case to the same extent as if all the securities then being offered were for the account of the Company, and the Company will provide to any Holder of Restricted Securities, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

          (ii) furnish or cause to be furnished to each Holder of Bridge Stock covered by such registration statement, addressed to such Holders, a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Bridge Stock;

          (iii) prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the
          Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same; provided that no such registration statement will be filed by the Company until counsel for the Holders of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (A) above with respect thereto and no amendment to any such registration statement naming such Holders as selling shareholders shall be filed with the Commission until such Holders shall have had at least seven days to review such registration statement as originally filed and theretofore amended and to exercise their rights under clause (A) above;

          (iv) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

          (v) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

          (vi) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Bridge Stock for sale in any jurisdiction, use commercially reasonable efforts promptly to obtain its withdrawal;

          (vii) in the event any prospectus used in connection with the distribution of Bridge Stock registered under the Securities Act pursuant to the provisions of this Section 6 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, promptly provide each Holder that shall have requested registration of Bridge Stock with amended prospectuses correcting such statements;

          (viii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission; and

          (ix) list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange; provided, however, that notwithstanding any other provision of this Section 6, the Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of one year. From time to time after a transfer of Bridge Notes, or Bridge Stock pursuant to a registration statement, the Company will file all reports required to be filed by it under the Securities Act, the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any Holder or Holders of Bridge Stock may reasonably request, all to the extent required to enable such Holders to sell Bridge Stock pursuant to such laws and regulations thereunder.

     (b) In connection with the registration of Restricted Securities under the Securities Act pursuant to the provisions of this Section 6, each Holder of Restricted Securities requesting such registration will (except as otherwise provided in this Agreement), as expeditiously as possible,

          (i) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Securities for sale in any jurisdiction, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such Holder in such jurisdiction until such order has been withdrawn; and

          (ii) in the event any prospectus used in connection with the distribution of Restricted Securities registered under the Securities Act pursuant to the provisions of this Section 6 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such Holder until amended prospectuses correcting such statements have been provided to such Holder.

     6.4 Expenses; Limitations on Registration. All expenses incident to the Company's performance of its obligations in connection with any registration of the Holders' Bridge Stock under this Agreement including, without limitation, printing expenses, fees and disbursements of counsel for the Company, fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement and expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration shall be paid by the Company. In addition, the Company shall pay
(i) all registration and filing fees for the Holders' Bridge Stock under federal and state securities laws, and (ii) expenses of registering or qualifying under or complying with the securities or blue sky laws of any jurisdictions. Notwithstanding the foregoing, in the event a Holder withdraws its request for registration of Bridge Stock other than by reason of (1) the Company's failure to perform its obligations in connection with such registration, (2) the failure to be timely satisfied of any closing condition contained in any underwriting agreement entered into in connection with such registration and not within the control of such Holder, (3) the termination of such underwriting agreement by the underwriters party thereto other than by reason of the failure on the part of such Holder to perform its obligations thereunder, or (4) the occurrence of any change that may materially adversely affect the selling price or marketability of the Bridge Stock for which registration was requested, including, without limitation, (A) any material adverse change in the business, business prospects, properties, condition (financial or otherwise) or operations of the Company, (B) the suspension of trading in the Common Stock by the Commission or any national securities exchange or automated quotation system or trading in securities generally on the New York Stock Exchange or the establishment of limited or minimum prices on any such national exchange or quotation system, (C) the declaration of any banking moratorium by Federal, New

York or California State authorities, or (D) the occurrence of any outbreak or escalation of hostilities, the declaration by the United States of any national emergency or war or the occurrence of any other calamity or crisis the effect of which on financial markets is such as to make it impracticable to proceed with the offering of the Bridge Stock, then such Holder shall bear such expenses. In addition, under all circumstances, each Holder shall pay one hundred percent (100%) of the gross underwriting spread or fees with respect to such Holder's Bridge Stock covered by any registration pursuant to this Section 6.

     It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 6 in respect of the securities which are to be registered at the request of any prospective Holder that such prospective Holder shall furnish to the Company such information regarding such Holder and the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     The Holders of Bridge Notes and Bridge Stock issued in connection therewith shall be entitled to an aggregate of two effective demand registrations each pursuant to Section 6.1 and an unlimited number of registrations pursuant to requests made under Section 6.2; provided that any such registration request made by the requisite number of Holders which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position or business) by the Holders of a majority in number of shares evidenced or covered by the Restricted Securities sought to be so registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes of this Agreement.

6.5 Indemnification.

     (a) In the event of any registration of any Bridge Stock under the Securities Act pursuant to this Section 6, the Company shall indemnify and hold harmless the Holder of such Bridge Stock and any underwriter thereof, and their respective directors and officers, and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act ("Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. The indemnity provided in this subsection shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Holder.

     (b) Each Holder of any Restricted Securities shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Company and any underwriter of such Restricted Securities and their respective directors and officers and each other Person, if any, who controls the Company or such underwriter (within the meaning of the Securities Act) against any losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such underwriter or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Restricted Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such alleged untrue statement or alleged omission was contained (or should have been contained) in written information furnished to the Company by such Holder specifically for use therein, and shall reimburse the Company or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

     (c) Indemnification similar to that specified in clauses (i) and (ii) of this Section 6.5 shall be given by the Company and each Holder of any Bridge Stock (with such modifications as shall be appropriate) to each other and to any underwriter with respect to any required registration or other qualification of any Bridge Stock under any federal or state law or regulation of governmental authority other than the Securities Act. The indemnity and expense reimbursements obligations of the Company under clauses (i) and (ii) of this
Section 6(e) shall be in addition to any liability the Company may otherwise have.

     (d) Each Person (an "Indemnitor") who under the preceding provisions of this Section 6.5 agrees to indemnify another Person (the "Indemnitee") shall have the right, subject to the provisions hereto, to designate counsel (acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 6.5, shall be entitled to be reimbursed by Indemnitor for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

7.  MISCELLANEOUS.

7.1 Covenant Regarding Dilution Protection.

     The Company has issued equity interests to members of the Company's management team and its directors, consultants and advisors in order to retain and incentivize such persons. In order to protect the equity interests in the Company held by management and the Company's directors, consultants and advisors and to maintain the current incentive structure, the Company and each of the Investors hereby agree to take such action as may be reasonably required to protect the current equity interests held by management and the Company's directors, consultants and advisors from dilution caused by the conversion of the Bridge Notes, the Bridge Warrants and/or the Contingent Warrants into Common Stock. No member of management or the Company's directors, consultants or advisors shall have rights as a third party beneficiary or otherwise by reason of the foregoing provision.

7.2 Entire Agreement.

     This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

7.3 Survival of Warranties.

     The warranties, representations, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

7.4 Successors and Assigns.

     The parties to this Agreement may not assign or transfer their rights or obligations under this Agreement without the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.5 Governing Law.

     This Agreement shall be governed by and construed under the laws of the State of New York (excluding the choice of law provisions thereof).

7.6 Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.7 Titles and Subtitles.

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.8 Notices.

     Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other written communications shall be effective at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile) the answer-back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

7.9 Finder's Fees.

     The Investors agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investors or any of their officers, partners, employees, or representatives is responsible.

     The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

7.10 Expenses.

     The Company and each of the Investors shall pay all their own costs and expenses (including attorneys' fees and expenses) in connection with the preparation, execution and delivery of this Agreement and other documents to be delivered hereunder.

7.11 Amendments and Waivers.

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than fifty percent (50%) of the aggregate outstanding principal amount of the Bridge Notes (considered for purposes hereof as if any conversion thereof into Bridge Stock had not yet occurred). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

7.12 California Corporate Securities Law.

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

7.13 Effect of Amendment or Waiver.

     The Investors acknowledge that by the operation of Section 7.10 hereof the holders of more than fifty percent (50%) of the aggregate outstanding principal amount of the Bridge Notes (considered for purposes hereof as if any conversion thereof into Bridge Stock had not yet occurred) will have the right and power to diminish or eliminate all rights of an Investor under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    RIGHTSTART.COM INC.


                                    By  /s/Raymond Springer
                                        ---------------------------
                                        Raymond Springer
                                        Chief Financial Officer and
                                        Executive Vice President

                                    Address:  RightStart.com Inc.
                                              5388 Sterling Center Drive, Unit C
                                              Westlake Village, California
                                              91361
                                    Facsimile: 818.707.7132


                                        /s/Fred Kayne
                                        ---------------------------
                                        Fred Kayne

                                    Address: c/o Fortune Financial
                                            1800 Avenue of the Stars, Ste.
                                             1112
                                            Los Angeles, California 90067
                                    Facsimile: 310.551.3077


                                    KAYNE ANDERSON CAPITAL PARTNERS, L.P.

                                    By:  KAYNE ANDERSON CAPITAL ADVISORS, L.P.,
                                         its general partner
                                    By:  KAYNE ANDERSON CAPITAL INVESTMENT
                                         MANAGEMENT, INC., its general partner
                                    By: /s/Richard Kayne
                                        ---------------------------
                                          Richard Kayne
                                          President

                                    KAYNE ANDERSON DIVERSIFIED CAPITAL
                                    PARTNERS, L.P.

                                    By:  KAYNE ANDERSON CAPITAL ADVISORS, L.P.,
                                         its general partner
                                    By:  KAYNE ANDERSON CAPITAL INVESTMENT
                                         MANAGEMENT, INC., its general partner
                                    By: /s/Richard Kayne
                                        ---------------------------
                                          Richard Kayne
                                          President




                                    ARBCO ASSOCIATES, L.P.

                                    By:  KAYNE ANDERSON CAPITAL ADVISORS, L.P.,
                                         its general partner
                                    By:  KAYNE ANDERSON CAPITAL INVESTMENT
                                         MANAGEMENT, INC., its general partner
                                    By: /s/Richard Kayne
                                        ---------------------------
                                          Richard Kayne
                                          President


                                    KAYNE ANDERSON NON-TRADITIONAL
                                    INVESTMENTS, L.P.

                                    By:  KAYNE ANDERSON CAPITAL ADVISORS, L.P.,
                                         its general partner
                                    By:  KAYNE ANDERSON CAPITAL INVESTMENT
                                         MANAGEMENT, INC., its general partner
                                    By: /s/Richard Kayne
                                        ---------------------------
                                          Richard Kayne
                                          President


                                    KAYNE ANDERSON OFFSHORE LIMITED

                                    By:  KAYNE ANDERSON CAPITAL ADVISORS, L.P.,
                                         its general partner
                                    By:  KAYNE ANDERSON CAPITAL INVESTMENT
                                         MANAGEMENT, INC., its general partner
                                    By: /s/David Shladovsky
                                        ---------------------------
                                       Name:  David Shladovsky
                                       Title: General Counsel and Secretary

                                    Address: 1800 Avenue of the Stars, 2nd Floor
                                             Los Angeles, CA  90067

                                    PALOMAR VENTURES I, L.P.


                                    By: /s/ Jim Gauer
                                        ---------------------------
                                        Jim Gauer, its general partner

                                    Address:________________________________




                                    GUIDANCE SOLUTIONS, INC.


                                    By: /s/Gary Burnison
                                        ---------------------------
                                       Name:  Gary Burnison
                                       Title: Chief Financial Officer

                                    Address:________________________________




                                    SIERRA VENTURES VII, L.P.


                                    By: /s/Peter Wendell
                                        ---------------------------, its
                                       General Partner

                                    Address:________________________________




                                    SIERRA VENTURES ASSOCIATES VII, L.L.C.


                                    By: /s/ Peter Wendell
                                        ---------------------------, its
                                       Managing Member

                                    Address:________________________________

                                    Exhibit A

                   Form of Secured Convertible Bridge Note




THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY REQUIRED REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS.

             RIGHTSTART.COM INC. SECURED CONVERTIBLE BRIDGE NOTE

                                                  Westlake Village, California
                                                              June _____, 2000

     RightStart.com Inc., a Delaware corporation (the "Company"), the principal office of which is located at 5388 Sterling Center Drive, Unit C, Westlake Village, California, for value received hereby promises to pay to _____________________________ ("Holder"), or its registered assigns, the sum of
________________________  Dollars  ($______________),  or such lesser  amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, on the earlier to occur of (i) October ____, 2000, or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This Note is issued in connection with the transactions described in Section 1.1 of that certain Secured Convertible Bridge Note Purchase Agreement between the Company and the Investors named therein, dated as of June _____, 2000, as the same may from time to time be amended, modified or supplemented (the "Purchase Agreement"). The holder of this Note is subject to certain restrictions set forth in the Purchase Agreement and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. This Note is one of the Notes referred to as the "Bridge Notes" in the Purchase Agreement.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

               (i) "Company" means RightStart.com Inc., a Delaware corporation and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

               (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

               (iii) "Affiliate" of any Person means a Person (1) that directly or indirectly controls, or is controlled by, or is under common control with, such other Person, (2) that beneficially owns ten percent (10%) or more of the Voting Stock of such other Person, or (3) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

               (iv) "Person" shall include an individual, a corporation, an association, a partnership, a limited liability company, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

               (v) "Voting Stock" shall mean any equity security entitling the holder of such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

     2. Interest. On October _____, 2000 or upon earlier repayment, the Company shall pay interest at the rate of ten percent (10%) per annum (the "Initial Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable or is earlier repaid. The Company agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of or interest on this Note as contemplated in this Note, wherever enacted, now or at any time later in force, or that may materially affect the covenants or the performance of this Note in any manner inconsistent with its provisions. The Company expressly waives all benefit or advantage of any such law, and will not hinder, delay or impede the execution of any power granted to the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal (without penalty or premium) on the Note.

     3.   Conversion.

          3.1 Optional Conversion into Common Stock. This Note shall be convertible at the option of the Holder, at any time prior to receipt of notice from the Company of the Company's intent to repay in full this Note (if this Note is actually paid in full within fifteen (15) days of the date of such notice), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the sum of (A) the principal amount of this Note and (B) the amount of any accrued and unpaid interest owing with respect to this Note on such date, by (ii) $0.25 (as adjusted for splits and the like) (the "Conversion Price").

          3.2 Mechanics of Optional Conversion. To convert this Note into shares of Common Stock, the Holder shall give written notice to the Company (which notice may be given by facsimile transmission) that such Holder elects to convert the same and shall state therein the principal amount of this Note and the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the Holder shall surrender the certificate representing this Note, duly endorsed, at the office of the Company, or at such other place designated by the Company. The Company shall, immediately upon receipt of such certificates, issue and deliver to or upon the order of such holder, against delivery of the certificates representing this Note, a certificate or certificates for the number of shares of Common Stock as applicable, to which such holder shall be entitled. The Company shall promptly effect such issuance and shall transmit the certificates promptly after the receipt of such notice. Such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given. The Person or Persons entitled to receive the shares of Common Stock, issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares at the close of business on such date.

          3.3 Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of this Note. If any conversion of this Note would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the Holder a sum in cash equal to the product of (i) the Conversion Price and (ii) such fraction.

          3.4 Transferability of Common Stock Issued upon Conversion of a Note. The Common Stock issued upon conversion of a Note may be transferred, or divided into two or more certificates representing shares of Common Stock of smaller denomination, subject to the same conditions imposed on transfer of a Note set forth in Section 8 below.

     4. Events of Default. If any of the events specified in this Section 4 shall occur (herein individually referred to as an "Event of Default"), the entire principal and unpaid accrued interest on the Notes shall become immediately due and payable:

               (i) Default in the payment of the principal and unpaid accrued interest of the Notes when due and payable; or

               (ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

               (iii) If, within ninety (90) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company shall not have been stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within ninety (90) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

     5. Early Repayment. The Company may repay this Note in whole or in part at any time after notice to the Holder at a price equal to the principal amount of this Note being repaid plus accrued and unpaid interest thereon. Upon receipt of notice of prepayment of this Note in full to the holder hereof, such holder shall no longer be entitled to convert this Note so long as prepayment in full is made by the Company in accordance with the terms of this section within fifteen (15) days of the date of such notice of prepayment. The Company shall provide the Holder with not less than 3 days prior written notice of its intent to make any such repayment which notice shall state (i) the aggregate principal amount of this Note to be repaid, (ii) the accrued principal to be paid, (iii) the date set for repayment, (iv) the place where repayment will be made, (v) that, if this Note is being repaid in part, new Notes in an aggregate principal amount equal to the unrepaid portion of this Note will be issued to the Holder, (vi) that this Note must be surrendered to receive the repayment amount and
          (vii) that, unless the Company fails to make the amount necessary for repayment of the Note available to this Holder, the Note will cease to accrue interest on and after the date set for repayment. Upon surrender of this Note after such notice for repayment, the Company shall pay the Holders the amount set forth in such notice together with accrued and unpaid principal thereon in accordance with Section
          2. If the amount necessary for repayment of this Note has been made available to the Holder as set forth in such notice, this Note will cease to accrue interest on and after the date set for repayment. Any partial repayment of the Notes shall be made pro rata among the holders of all of the Notes. Upon surrender of this Note for partial repayment, the Company shall issue a new Note equal in aggregate principal amount to the unrepaid portion of this Note so surrendered.

     6.   Assignment.  Subject to the  restrictions  on  transfer  described  in
          Section 8 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     7. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders of at least a majority of the aggregate outstanding principal amount of all then outstanding Notes issued pursuant to the Purchase Agreement. Notwithstanding the immediately preceding sentence, however, this Note may not be amended without the Holder's consent if such amendment would (i) reduce the rate at which interest accrues on this Note, (ii) reduce the principal of this Note or change the fixed maturity, (iii) waive a default in payment of principal of, or interest on, this Note or (iv) amend this Section 7.

     8. Restrictions on Transferability. The Notes shall not be transferable except upon the conditions specified in this Section 8.

                  8.1 Transfer to an Affiliate.  The Holder shall have the right to transfer any Notes to any Affiliate of the Holder, in each case free of the restrictions imposed by this Section 8 other than the requirement as to the legending of the certificates for such Notes specified in Section 8.3. No opinion of counsel shall be required for a transfer of Notes to an Affiliate of the Holder.

                  8.2 Transfer to a Non-Affiliate.  The Holder and his or her or
            her subsequent transferees shall have the right to transfer any Note to a non-Affiliate of Holder as follows:

                    (a) Prior to any transfer or attempted transfer of any Notes to a non-Affiliate of Holder, the holder of such Note shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in reasonable detail.

                    (b) Upon receipt of such notice,  the Company may request an opinion of counsel of a transferring holder to the effect that such proposed transfer may be effected without registration under the Securities Act. Upon receipt of such opinion, or if the
               Company does not request such an opinion, within five (5) Business Days after receiving notice of the proposed transfer, the Company shall, as promptly as practicable, so notify the holder of such Notes and such holder shall thereupon be entitled to transfer such Notes in accordance with the terms of the notice delivered by such holder to the Company. Each Note so transferred shall bear the restrictive legend set forth in Section 8.3, unless in the opinion of the Company or the opinion of such counsel, if requested, pursuant to Rule 144(k) of the Securities Act or otherwise, such legend is not required in order to ensure compliance with the Securities Act. The fees and expenses of counsel for any such opinion shall be paid by the Company.

                  8.3 Restrictive Legend. Unless and until this Note has been registered under the Securities Act, this Note and each Note issued on partial repayment of this Note or issued to any transferee of any such Note, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY REQUIRED REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS."

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

10. Heading: References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

      IN WITNESS WHEREOF, the Company has caused this Note to be issued this 22nd day of June, 2000.

                                   RIGHTSTART.COM INC.

                                   By: ______________________
                                    Raymond Springer
                                    Chief Financial Officer and Executive
                                    Vice President

                                    Exhibit B
                           Form of Security Agreement


                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "Agreement") dated as of June 22, 2000 is made among RightStart.com Inc. (the "Obligor") and the Lenders referred to below.

                  The Secured Convertible Bridge Note Purchase Agreement dated as of even date herewith (the "Bridge Note Purchase Agreement") between the Obligor and the investors identified in the Bridge Note Purchase Agreement (the "Lenders") provides, subject to its terms and conditions, for certain loans to the Obligor. It is a condition to the obligations of the Lenders under the Bridge Note Purchase Agreement that the Obligor executes and delivers, and grants the Liens provided for in, this Agreement. The security interest created by this Agreement, however, shall at all times be subject to that certain Subordination and Intercreditor Agreement dated as of the date hereof by and among the Company and the Lenders (the "Intercreditor Agreement").

                  To induce the Lenders to enter into, and to extend credit under, the Bridge Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor agrees to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Obligor agrees with the Lenders as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Bridge Note Purchase Agreement or the Bridge Notes (including terms incorporated by reference) shall have the respective meanings assigned to them in the Bridge Note Purchase Agreement or the Bridge Notes. In addition, the following terms shall have the following meanings under this Agreement:

                  "Accounts"  shall have the  meaning  assigned  to that term in
Section 2.01(a).

                  "Basic   Documents"   shall  mean  the  Bridge  Note  Purchase
Agreement, the Bridge Notes and this Agreement, collectively.

                  "Casualty Event" shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "Collateral"  shall have the meaning  assigned to that term in
Section 2.01.

                  "Copyright Collateral" shall mean all Copyrights, whether now owned or in the future acquired by the Obligor.

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                  "Copyrights"  shall mean,  collectively,  (a) all  copyrights, copyright  registrations and applications for copyright  registrations,  (b) all
renewals  and  extensions  of  all  copyrights,   copyright   registrations  and
applications for copyright registration and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages and
other   payments   (including  in  respect  of  all  past,   present  or  future
infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

                  "Documents"  shall have the  meaning  assigned to that term in
Section 2.01(e).

                  "Equipment"  shall have the  meaning  assigned to that term in
Section 2.01(d).

                  "Governmental Approvals" shall mean any authorization, application, consent, approval, order, consent decree, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority.

                  "Governmental Authority" shall mean any government, governmental or quasi-governmental department, ministry, commission, board, bureau, agency, regulatory authority, instrumentality of any government (central or local), judicial, legislative or administrative body, domestic or foreign, federal, state or local, having jurisdiction over the Person or matter in question.

                  "Instruments"  shall have the meaning assigned to that term in
Section 2.01(b).

                  "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Obligor with respect to any of the foregoing, in each case whether now or in the future owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or in the future manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of that information, knowledge, records or data; (f) all Governmental Approvals now held or in the future obtained by the Obligor in respect of any of the foregoing; and (g) all causes of action, claims and warranties now owned or in the future acquired by the Obligor in respect of any of the foregoing. Intellectual Property shall include all of the foregoing owned or acquired by the Obligor on a worldwide basis.

                  "Inventory"  shall have the  meaning  assigned to that term in
Section 2.01(c).

                  "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or any agreement to give, or notice of, any of the foregoing.

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                   "Obligations" means all obligation of every nature of Obligor from time to time owed to Lenders under the Basic Documents or for fees or expenses, reimbursements and indemnifications and other amounts due or to become due thereunder. Time is of the essence in the performance of all Obligations, except as otherwise expressly provided in the Basic Documents.

                  "Patent Collateral" shall mean all Patents, whether now owned or in the future acquired by the Obligor.

                  "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

                  "Secured Obligations" shall mean (a) any and all Obligations and (b) any and all obligations of the Obligor for the performance of its agreements, covenants and undertakings under or in respect of the Basic Documents.

                   "Trademark Collateral" shall mean all Trademarks, whether now owned or in the future acquired by the Obligor. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks"  shall mean,  collectively,  (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or in the future coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or in the future due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

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

     1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular shall include the plural and plural the singular; words importing any gender shall include the other gender; references to statutes or regulations shall be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" shall include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including" "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to those instruments (without, however, limiting any prohibition on any such amendments, extensions or modifications by the terms of the Basic Documents); and references to Persons shall include their respective successors and permitted assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities.

                                   ARTICLE II

                                   COLLATERAL

     2.01 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Secured Obligations, the Obligor hereby pledges and grants to the Lenders, a security interest in all of the Obligor's right, title and interest in and to the following property, whether now owned or in the future acquired by the Obligor and whether now existing or in the future coming into existence (collectively, the "Collateral"):

          (a) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Obligor constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Obligor in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

          (b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

          (c) all inventory (as defined in the Uniform Commercial Code) and all other goods of the Obligor that are held by the Obligor for sale, lease or furnishing under a contract of service (including to its Affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Obligor in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

          (d) all equipment (as defined in the Uniform Commercial Code) and all other goods of the Obligor that are used or acquired for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Obligor in exchange for any such goods, all substances, if any, commingled with or added to those goods and all upgrades and other improvements to those goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

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

          (e) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Obligor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

          (f) all contracts and other agreements of the Obligor relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Obligor against any Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Obligor, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

          (g) all other accounts or general intangibles of the Obligor not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor;

          (h) all other tangible and intangible property of the Obligor, including all Intellectual Property; and

          i) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any Casualty Event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

     2.02 Perfection. Concurrently with the execution and delivery of this Agreement, the Obligor will (i) file such financing statements and other documents in such offices as are necessary or as the Lenders may reasonably request to perfect and establish the priority of the Liens granted by this Agreement, (ii) deliver and pledge to the Lenders any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Lenders may request, and (iii) take all such other actions as are necessary or as the Lenders may request to perfect and establish the priority of the Liens granted by this Agreement.

     2.03 Preservation and Protection of Security Interests. The Obligor will give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all Governmental Approvals and take any and all steps that may be necessary or as the Lenders reasonably may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Lenders to exercise and enforce their rights, remedies, powers and privileges under this Agreement with respect to those Liens.

     2.04 Use  of  Intellectual  Property.   So  long as no Event of Default has
occurred and is  continuing,  the Obligor  shall be  permitted to exploit,  use,

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

enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligor. In furtherance of the foregoing, so long as no Event of Default has occurred and is continuing, the Lenders will from time to time, upon the request of the Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Obligor certifies are appropriate (in its judgment) to allow them to take any action permitted above. The exercise of rights, remedies, powers and privileges under Section 5.01 by the Lenders shall not terminate the rights of the holders of any licenses or sublicenses previously granted by the Obligor in accordance with the first sentence of this Section 2.05.

     2.05 Instruments. So long as no Event of Default has occurred and is continuing, the Obligor may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Lenders will, promptly upon the request, and at the expense of, the Obligor, make appropriate arrangements for making any Instruments pledged by the Obligor available to the Obligor for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Lenders, against a trust receipt or like document.

     2.06 Use of Collateral. So long as no Event of Default has occurred and is continuing, the Obligor shall, in addition to its rights under Sections 2.05 and 2.06, in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and Governmental Approvals, subject to the rights, remedies, powers and privileges of the Lenders under
Article V and to that use, possession or exercise not otherwise constituting an Event of Default.


     2.07 Rights and Obligations.

          (a) The Obligor shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release the Obligor from any of its duties and obligations under those contracts and agreements. No Lender shall have any duty, obligation or liability under those contracts and agreements or in respect to any Governmental Approval included in the Collateral by reason of this Agreement or any other Basic Document, nor shall any Lender be obligated to perform any of the duties or obligations of the Obligor under any such contract or agreement or any such Governmental Approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or Governmental Approval.

          (b) No Lien granted by this Agreement in the Obligor's right, title and interest in any contract, agreement or Governmental Approval shall be deemed to be a consent by any Lender to any such contract, agreement or Governmental Approval.

          (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Obligor to sell or otherwise dispose of any Collateral.

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

          (d) No Lender shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

     2.08 Termination. When all Secured Obligations have been paid in full, this Agreement shall automatically terminate, and the Lenders will forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Obligor. The Lenders will also execute and deliver to the Obligor upon that termination such Uniform Commercial Code termination statements and such other documentation as is reasonably requested by the Obligor to effect the termination and release of the Liens granted by this Agreement on the Collateral.

                                  ARTICLE III

                                REPRESENTATIONS

                  As of the date hereof and as of the date of each extension of credit by the Lenders, the Obligor represents and warrants to each Lender as follows:

     3.01 Title. The Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and the Collateral is free and clear of all Liens, except for the Liens granted by this Agreement, and Liens granted under the Security Agreement dated as of April 18, 2000, as amended, between the Company and the other parties listed therein (the "Existing Security Agreement"), and any Lien permitted to be prior to such granted Liens in the following sentence. The Liens granted by this Agreement in favor of the Lenders have attached and constitute a perfected security interest in all of that collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens (other than the Liens pursuant to the Existing Security Agreement and Liens imposed for taxes, assessments or charges not yet due or which are being contested in good faith; carriers', mechanics', warehouseman's, artisans', service suppliers', depositaries' or other like Liens; pledges or deposits in respect of workers' compensation, unemployment insurance and other social security legislation; Liens to secure performance contracts, leases, statutory obligations, surety and appeal bonds and other like obligations; easements, rights or way, restrictions and other similar encumbrances; Liens to secure purchase money indebtedness; and any extension renewal or replacement of any such Liens).

                                   ARTICLE IV

                                    COVENANTS

     4.01  Books and Records. The Obligor will:

          (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark those books and records in such manner as the Lenders reasonably may require in order to reflect the Liens granted by this Agreement;

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

          (b) prior to filing, either directly or through an administrative agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Lenders prompt notice of that proposed filing; and

          (c) permit representatives of the Lenders, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Lenders to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Obligor with respect to the Collateral, all in such manner as the Lenders may request.

     4.02 Removals, Etc. Without at least 30 days' prior written notice to the Lenders, the Obligor will not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under
Section 6.02 or at the warehouse in Pennsylvania at which it currently keeps Inventory and Equipment or in transit from one of those locations to another or
(ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

     4.03 Sales and Other Liens. Except with the authorization of the Lenders as specified in Section 6.01, the Obligor will not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Lenders are not named as the sole secured parties.

     4.04 Further Assurances. The Obligor will, from time to time upon the written request of the Lenders, execute and deliver such further documents and do such other acts and things as the Lenders may reasonably request in order fully to effect the purposes of this Agreement.

                                   ARTICLE V

                                    REMEDIES

     5.01 Events of Default, Etc. If any Event of Default has occurred and is continuing:

          (a) The Lenders in their discretion may require the Obligor to, and the Obligor will, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lenders and the Obligor, designated in the Lenders request;

          (b) the Lenders in their discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

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

          (c) the Lenders in their discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

          (d) the Lenders in their discretion may, upon 5 business days' prior written notice to the Obligor of the time and place, sell, lease or otherwise dispose of all or any part of the Collateral that is then in or subsequently comes into the possession, custody or control of any other Lender or any of their respective agents, at such place or places as the Lenders deem best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and any Lender or any other Person may be the purchaser, lessee or recipient of all or any part of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, and the Obligor hereby waives and releases any such demand, notice and right or equity. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to that disposition shall be included, and the Obligor will supply to the Lenders or their designee, for inclusion in that sale, assignment or other disposition, all Intellectual Property relating to that Trademark Collateral. The Lenders may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and that sale may be made at any time or place to which the sale may be so adjourned; and

          (e) the Lenders shall have, and in their discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where those rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lenders were the sole and absolute owners of the Collateral (and the Obligor will take all such action as may be appropriate to give effect to that right).

                The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5.01 shall be applied in accordance with Section 5.04.

     5.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 5.01 are insufficient to cover the costs and expenses of that exercise and the payment in full of the other Secured Obligations, the Obligor shall remain liable for any deficiency.

     5.03 Private Sale. No Lender shall incur any liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5.01 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against any Lender that may arise by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lenders accept the first offer received and do not offer the Collateral to more than one offeree.

     5.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement and subject to the Intercreditor Agreement, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 5.01 and any other cash at the time held by the Lenders under Section 5.01 shall be applied by the Lenders:

                  First, to the payment of the costs and expenses of that exercise of remedies, including reasonable out-of-pocket costs and expenses of the Lenders, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Lenders in that connection;

                  Next, to the payment in full of the remaining Secured Obligations equally and ratably in accordance with their respective amounts then due and owing or as the Lenders holding the same may otherwise agree; and

                  Finally, subject to the rights of the other holder of any Lien in the relevant Collateral, to the payment to the Obligor or as a court of competent jurisdiction may direct of any surplus then remaining.

                  As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Obligor or any issuer of, or account debtor or other obligor on, any of the Collateral.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.01 Administration. Action permitted to be taken by Lenders under this Agreement shall be permitted to be taken only upon approval of Lenders holding not less than a majority of the aggregate outstanding principal amount of the Bridge Notes.

     6.02 Notices. All notices, requests and other communications provided for in this Agreement shall be given or made in writing and delivered by hand or courier service, mailed by certified or registered mail or sent by telecopy to the intended recipient as specified below or, as to any party, at such other address as is designated by that party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given or made upon receipt.

       To the Obligor:     RightStart.com Inc.
                           5388 Sterling Center Drive, Unit C
                           Westlake Village, CA 91361

                           Telephone: 818.707.7100

                           Telecopy: 818.707.7132

                           Attention:  President and General Counsel

       To the Lenders:     At the address set forth in the Purchase Agreement.

     6.03 Expenses, Etc. The Obligor will pay all out-of-pocket expenses (including reasonable counsels' fees and expenses) of each Lender in connection with any enforcement or collection proceeding (including any bankruptcy, reorganization, restructuring, "work out" or other similar proceeding) as to any of the obligations of the Obligor under this Agreement, the negotiation of any restructuring or "work out"(whether or not consummated) or the enforcement of this Section 6.03. All amounts due under this Agreement not paid when due shall bear interest until paid at a rate per annum equal to the post-default rate under the Bridge Notes.

     6.04 Waiver. No failure or delay by any Lender in exercising any remedy, right, power or privilege under this Agreement or any other Basic Document shall operate as a waiver of that remedy, right, power or privilege, nor shall any single or partial exercise of that remedy, right, power or privilege preclude any other or further exercise of that remedy, right, power or privilege or the exercise of any other remedy, right, power or privilege. The remedies, rights, powers and privileges provided by this Agreement are cumulative and not exclusive of any remedies, rights, powers or privileges provided by the other Basic Documents or by law.

     6.05 Amendments, Etc. No provision of this Agreement may be waived, modified or supplemented except by an instrument in writing signed by the Obligor and the Lenders (as specified in Section 6.01). Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon each Lender and the Obligor, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

     6.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of its parties and their respective successors and assigns. The Obligor may not assign or transfer its rights or obligations under this Agreement without the prior written consent of the Lenders (as specified in Section 6.01).

     6.07 Survival. Each representation and warranty made, or deemed to be made by a notice of any extension of credit, in or pursuant to this Agreement shall survive the making or deemed making of that representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit, any Event of Default that may arise by reason of that representation or warranty proving to have been false or misleading, notwithstanding that such or any other Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time that extension of credit was made.

     6.08 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

     6.09 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

     6.10 Captions. The table of contents, captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     6.11 Counterparts. This Agreement may be executed in any number of counterparts, all of that taken together shall constitute one and the same instrument, and any of the parties to the Agreement may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by hand or by telecopy shall be effective as the delivery of a fully executed counterpart of this Agreement.

     6.12 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA. THE OBLIGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE OBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     6.13 Waiver of Jury Trial. THE OBLIGOR AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               RIGHTSTART.COM INC.

                               By:
                                   --------------------------------------
                                   Raymond Springer

                               Chief Financial Officer and Executive Vice
                               President


                               By:
                                   --------------------------------------
                                   Fred Kayne


                               KAYNE ANDERSON CAPITAL
                               PARTNERS, L.P.

                               By:
                                   --------------------------------------
                               Name: Richard Kayne
                               Title:  President


                               ARBCO ASSOCIATES, L.P.

                               By:
                                   --------------------------------------
                               Name: Richard Kayne
                               Title:  President


                               KAYNE ANDERSON DIVERSIFIED
                               CAPITAL PARTNERS, L.P.

                               By:
                                   --------------------------------------
                               Name: Richard Kayne
                               Title:  President

                               KAYNE ANDERSON NON-TRADITIONAL
                               INVESTMENTS, L.P.

                               By:
                                   --------------------------------------
                               Name: Richard Kayne
                               Title:  President

                               KAYNE ANDERSON OFFSHORE LIMITED

                               By:
                                   --------------------------------------
                               Name: David Shladovsky
                               Title: General Counsel and Secretary


                               PALOMAR VENTURES I, L.P.

                               By:
                                   --------------------------------------


                               GUIDANCE SOLUTIONS, INC.

                               By:
                                   --------------------------------------
                               Name: Gary Burnison
                               Title:  Chief Financial Officer

                               Address: 4234 Del Rey Avenue
                                        Marina del Rey, CA 90292


                               SIERRA VENTURES VII, L.P.

                               By:
                                   --------------------------------------

                               Address: 3000 Sand Hill Road
                                        Menlo Park, CA 94025

                               SIERRA VENTURES ASSOCIATES VII, L.L.C.

                               By:
                                   --------------------------------------

                               Address: 3000 Sand Hill Road
                                        Menlo Park, CA 94025